[LOGO] Merrill Lynch Investment Managers

Annual Report
August 31, 2001

MuniHoldings
New York
Insured Fund, Inc.

www.mlim.ml.com

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

DEAR SHAREHOLDER

For the year ended August 31, 2001, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.783 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 4.96%, based on a month-end per share net asset value of $15.78. Over the same period, the total investment return on the Fund's Common Stock was +17.97%, based on a change in per share net asset value from $14.19 to $15.78, and assuming reinvestment of $0.777 per share income dividends.

For the six-month period ended August 31, 2001, the Fund's Common Stock's total return was 7.90%, based on a change in per share net asset value of $14.98 to $15.78, and assuming reinvestment of $0.394 per share net income dividends.

For the six-month period ended August 31, 2001, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 2.51%; Series B; 2.57%; Series C, 2.93%; Series D, 2.93%; and Series E, 2.83%.

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended August 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.2%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first eight months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.50%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates can also reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, taxable bond yields for the six months ended August 31, 2001 were little changed from their late February 2001 levels. Yields initially declined into March before rising into early May and declined once again for the remainder of the August period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded to these actions by declining to recent historic lows. By late March, long-term US Treasury bond yields had declined to 5.26%.

Initially, US equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point (2.50%) decrease in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment reported in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline at the end of August 2001 to 5.37%.

During the six months ended August 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of February 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond very positively to this increased demand and long-term tax-exempt municipal bond yields declined to approximately 5.25% by August 31, 2001, a 25 basis point decline from February 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended August 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same six-month period a year earlier. During the three-month period ended August 31, 2001, tax-exempt bond issuance remained heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of almost 40% compared to the same period a year ago.

Historically, early August has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $7 billion. The same eight-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push


                                     2 & 3

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

fixed-income bond yields, including those on municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board as of August 31, 2001, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. Given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of interest rate declines has already occurred. The combination of recent Federal Reserve Board activity, lower Federal tax rates and individual Federal tax rebates should eventually begin to restore US economic activity. Consequently, we maintained the neutral position we adopted early in 2001. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it allowed the Fund to avoid widely fluctuating asset valuations associated with market volatility.

The leveraged structure of the Fund responded well to the recent declines in tax-exempt bond yields. We expect to maintain the Fund's current neutral position for the remainder of 2001, as no significant economic recovery is expected until later this year. However, should current economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we expect to return the Fund to a more aggressive position, expecting the decline in long-term interest rates to resume.

The 300 basis point decline in short-term interest rates by the Federal Reserve Board as of August 31, 2001 resulted in a material decrease in the Fund's borrowing cost into the 2%-2.5% range. This decline, combined with a steep tax-exempt yield curve, benefited the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year, which should provide continued lower borrowing costs for the Fund and increased yields for the Fund's Common Stock shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leveraging will diminish and the yield paid to the Fund's Common Stock shareholders will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

September 28, 2001

                        A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHN


                                     4 & 5

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings  Amount     Issue                                                                         Value
===================================================================================================================================
New York--99.2%                                Albany County, New York, Airport Authority, Airport Revenue Bonds, AMT (e):
                  AAA      Aaa     $ 1,500        5.375% due 12/15/2017                                                    $  1,582
                  AAA      Aaa       1,500        5.50% due 12/15/2019                                                        1,584
                  AAA      Aaa       2,600        Trust Receipts, Class R, Series 8, 9.659% due 12/15/2023 (d)                3,140
                  -----------------------------------------------------------------------------------------------------------------
                  AA       NR*       3,375     Albany, New York, IDA, Civic Facility Revenue Bonds (The University
                                               Heights Association--Albany Law School), Series A, 6.75% due 12/01/2029        3,912
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,000     Albany, New York, Municipal Water Finance Authority, Water and Sewer
                                               System Revenue Refunding Bonds, Series A, 6.375% due 12/01/2017 (b)            1,152
                  -----------------------------------------------------------------------------------------------------------------
                                               Buffalo, New York, GO (e):
                  AAA      Aaa       1,000        Series D, 6% due 12/01/2009 (g)                                             1,180
                  AAA      Aaa       1,000        Series D, 6% due 12/01/2013                                                 1,149
                  AAA      Aaa       1,035        Series E, 6% due 12/01/2015                                                 1,186
                  AAA      Aaa       1,165        Series E, 6% due 12/01/2017                                                 1,321
                  AAA      Aaa       1,310        Series E, 6% due 12/01/2019                                                 1,473
                  AAA      Aaa         920        Series E, School, 6% due 12/01/2013                                         1,057
                  -----------------------------------------------------------------------------------------------------------------
                                               Erie County, New York, GO, Public Improvement, Series A:
                  NR*      Aaa       1,000        6% due 7/01/2011 (a)                                                        1,166
                  AAA      Aaa       1,025        5.75% due 10/01/2013 (b)                                                    1,156
                  AAA      Aaa       1,450        5.75% due 10/01/2014 (b)                                                    1,624
                  -----------------------------------------------------------------------------------------------------------------
                  BBB      A3        6,000     Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding
                                               Bonds (American Refinery-Fuel Co. Project), 5% due 12/01/2010                  6,223
                  -----------------------------------------------------------------------------------------------------------------
                  NR*      Aaa         765     Holland, New York, Central School District, GO, Refunding,
                                               5.50% due 6/15/2010 (e)                                                          857
                  -----------------------------------------------------------------------------------------------------------------
                                               Long Island Power Authority, New York, Electric System Revenue
                                               Refunding Bonds, Series A:
                  AAA      Aaa       3,750        5.50% due 12/01/2009 (a)                                                    4,217
                  AAA      Aaa      15,000        5.50% due 12/01/2010 (a)                                                   16,985
                  AAA      Aaa       2,900        5.50% due 12/01/2011 (a)                                                    3,265
                  AAA      Aaa       4,350        5.50% due 12/01/2029 (f)                                                    4,439
                  -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Commuter Facilities
                                               Revenue Bonds:
                  AAA      Aaa       6,500        (Grand Central Terminal), Series 1, 5.70% due 7/01/2024 (e)                 6,880
                  AAA      Aaa       3,430        Series A, 5.50% due 7/01/2011 (f)                                           3,774
                  AAA      Aaa       7,695        Series A, 5.625% due 7/01/2027 (f)                                          8,187
                  -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Commuter Facilities
                                               Revenue Refunding Bonds:
                  AAA      Aaa       1,000        Series D, 5.125% due 7/01/2022 (f)                                          1,024
                  AAA      Aaa       2,230        Series E, 5% due 7/01/2021 (a)                                              2,269
                  -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                               Revenue Bonds, Series A:
                  AAA      Aaa       3,750        6.25% due 4/01/2013 (f)                                                     4,476
                  AAA      Aaa       3,000        5.25% due 4/01/2016 (e)                                                     3,194
                  AAA      Aaa       3,000        4.75% due 4/01/2028 (b)                                                     2,943
                  AAA      Aaa       6,000        5% due 4/01/2029 (e)                                                        6,054
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,000     Metropolitan Transportation Authority, New York, Transit Facilities
                                               Revenue Bonds, Series C-1, 5.50% due 7/01/2022 (f)                             1,056
                  -----------------------------------------------------------------------------------------------------------------
                                               Metropolitan Transportation Authority, New York, Transit Facilities
                                               Revenue Refunding Bonds:
                  AAA      Aaa       5,000        Series A, 4.75% due 7/01/2021 (f)                                           4,993
                  AAA      Aaa       1,310        Series A, 4.75% due 7/01/2024 (f)                                           1,294
                  AAA      Aaa       4,000        Series C, 4.75% due 7/01/2016 (e)                                           4,074
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       2,385     Monroe Woodbury, New York, Central School District, GO, 5.625%
                                               due 5/15/2023 (f)                                                              2,519
                  -----------------------------------------------------------------------------------------------------------------
                                               Nassau County, New York, Interim Finance Authority, Revenue Refunding
                                               Bonds, Series A-2 (a):
                  AAA      Aaa       4,080        5.375% due 11/15/2012                                                       4,380
                  AAA      Aaa       4,795        5.375% due 11/15/2013                                                       5,122
                  AAA      Aaa       1,345        5.375% due 11/15/2014                                                       1,430
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       4,900     Nassau Health Care Corporation, New York, Health System Revenue
                                               Bonds, 5.75% due 8/01/2029 (e)                                                 5,309
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       2,000     New York City, New York, City Health and Hospital Corporation,
                                               Health System Revenue Refunding Bonds, Series A, 5.25%
                                               due 2/15/2017 (f)                                                              2,092
                  -----------------------------------------------------------------------------------------------------------------
                  A1+      NR*         800     New York City, New York, City Housing Development Corporation,
                                               Residential Mortgage Revenue Bonds (East 17th Street), VRDN,
                                               Series A, 2.45% due 1/01/2023 (h)                                                800
                  -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Bonds:
                  AAA      NR*       6,500        DRIVERS, Series 197, 9.44% due 6/15/2029 (d)(f)                             7,599
                  AAA      NR*      25,000        Series A, 5.75% due 6/15/2027 (f)                                          27,106
                  AAA      Aaa       2,500        Series A, 5.75% due 6/15/2031 (b)                                           2,687
                  AAA      Aaa      11,350        Series B, 5.75% due 6/15/2026 (f)                                          12,452
                  AAA      Aaa      10,000        Series B, 5.50% due 6/15/2027 (f)                                          10,489
                  -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Refunding Bonds:
                  AAA      NR*       5,760        5.50% due 6/15/2033 (b)                                                     6,058
                  AAA      Aaa       7,000        5.50% due 6/15/2033 (f)                                                     7,362
                  AAA      Aaa       9,000        Series A, 5.875% due 6/15/2005 (f)(g)                                      10,041
                  AAA      Aaa       4,250        Series A, 5.50% due 6/15/2023 (b)                                           4,404
                  AAA      Aaa       7,800        Series A, 5.50% due 6/15/2023 (f)                                           8,082
                  AAA      Aaa      18,750        Series B, 6.50% due 6/15/2010 (f)(g)                                       22,856
                  AAA      Aaa      11,445        Series D, 5.50% due 6/15/2016 (f)                                          12,531
                  A1+      VMIG1@      400        VRDN, Series A, 3% due 6/15/2025 (b)(h)                                       400
                  -----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings  Amount     Issue                                                                         Value
===================================================================================================================================
New York                                       New York City, New York, City Transitional Finance Authority
(continued)                                    Revenue Bonds, Future Tax Secured:
                  AA+      Aa2     $ 2,000        Series A, 5.75% due 8/15/2024                                            $  2,161
                  AAA      Aaa       3,140        Series B, 5.50% due 2/01/2011 (f)                                           3,533
                  AAA      Aaa       7,625        Series B, 5.50% due 2/01/2012 (f)                                           8,587
                  AAA      Aaa       5,650        Series B, 5.50% due 2/01/2013 (f)                                           6,311
                  AAA      Aaa       6,405        Series B, 6.25% due 11/15/2018 (b)                                          7,323
                  A1+      VMIG1@    2,000        VRDN, Series A-1, 3.20% due 11/15/2026 (h)                                  2,000
                  -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, City Transitional Finance Authority,
                                               Revenue Refunding Bonds, Future Tax Secured:
                  AA+      Aa2       5,000        Series A, 5.75% due 2/15/2013                                               5,647
                  AA+      Aa2       1,000        Series C, 5.875% due 11/01/2012                                             1,151
                  -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, GO:
                  AAA      Aaa       3,610        Series B, 5.50% due 8/01/2010 (f)                                           4,065
                  AAA      Aaa       2,000        Series B, 5.75% due 8/01/2011 (e)                                           2,292
                  AAA      Aaa       4,500        Series B, 5.75% due 8/01/2013 (f)                                           5,106
                  AAA      Aaa       5,820        Series C, 5.375% due 11/15/2027 (f)                                         6,010
                  AAA      Aaa       4,675        Series D, 5.25% due 8/01/2015 (f)                                           5,015
                  AAA      Aaa      13,540        Series H, 5.75% due 3/15/2011 (b)                                          15,531
                  AAA      Aaa       6,000        Series H, 5.75% due 3/15/2011 (e)                                           6,882
                  NR*      NR*         230        Series I, 6.25% due 4/15/2007 (f)(g)                                          267
                  AAA      NR*       1,620        Series I, 6.25% due 4/15/2027 (f)                                           1,805
                  A1+      VMIG1@      300        VRDN, Series B, 3.25% due 10/01/2021 (b)(h)                                   300
                  A1+      VMIG1@      200        VRDN, Sub-Series A-4, 2.35% due 8/01/2022 (h)                                 200
                  -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, GO, Refunding:
                  AAA      NR*       5,000        DRIVERS, Series 175, 10.43% due 5/15/2026 (d)(e)                            6,285
                  AAA      Aaa       3,800        Series A, 5.30% due 8/01/2012 (e)                                           4,127
                  AAA      Aaa       1,000        Series A, 6.375% due 5/15/2013 (b)                                          1,181
                  A        A2        2,500        Series A, 6% due 5/15/2030                                                  2,756
                  AAA      Aaa       4,000        Series D, 5.50% due 8/01/2010 (e)                                           4,504
                  AAA      Aaa       2,000        Series D, 5.25% due 8/01/2015 (e)                                           2,145
                  AAA      Aaa       2,455        Series D, 5.25% due 8/01/2015 (f)                                           2,589
                  AAA      Aaa       6,500        Series F, 5.25% due 8/01/2014 (a)                                           7,048
                  AAA      Aaa       2,500        Series G, 5.35% due 8/01/2013 (e)                                           2,695
                  AAA      Aaa       6,000        Series G, 5.25% due 8/01/2014 (a)                                           6,506
                  AAA      Aaa       1,500        Series G, 5.25% due 8/01/2016 (f)                                           1,578
                  A1+      VMIG1@      300        VRDN, Sub-Series E-2, 2.90% due 8/01/2020 (h)                                 300
                  -----------------------------------------------------------------------------------------------------------------
                                               New York City, New York, IDA, Civic Facilities Revenue Bonds:
                  NR*      Aaa         885        (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (f)        929
                  A        A2        5,495        (Nightingale--Bamford School Project), 5.85% due 1/15/2020                  5,703
                  AAA      Aaa       1,830        (Rockefeller Foundation Project), 5.375% due 7/01/2023                      1,875
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       5,000     New York City, New York, IDA, Special Facilities Revenue Bonds
                                               (Terminal One Group), AMT, 6.125% due 1/01/2024 (f)                            5,306
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,000     New York State Dormitory Authority, Hospital Revenue Bonds (New York
                                               Methodist Hospital), Series A, 6.05% due 2/01/2034 (a)(c)                      1,075
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       2,950     New York State Dormitory Authority, Hospital Revenue Refunding
                                               Bonds (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)             3,312
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority, Lease Revenue Bonds (f):
                  AAA      Aaa         645        (Office Facilities Audit and Control), 5.50% due 4/01/2023                    682
                  AAA      Aaa       1,025        (State University Dormitory Facilities), Series C, 5.75% due 7/01/2011      1,161
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority Revenue Bonds:
                  AAA      Aaa       1,340        (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)           1,464
                  AAA      Aaa       1,200        (Cooper Union of Advance Science), 6.25% due 7/01/2029 (f)                  1,344
                  AAA      Aaa       3,470        (Court Facilities Lease Program), Series A, 5.625% due 5/15/2013 (f)        3,670
                  AAA      Aaa      10,000        (Frances Schervier Project), 5.50% due 7/01/2027 (e)                       10,407
                  AAA      Aaa       2,325        (Gustavus Adolphus Children's School), Series B, 5.50% due
                                                  7/01/2018 (a)                                                               2,490
                  AAA      Aaa       6,750        (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (f)              6,975
                  AAA      Aaa       1,000        (Mental Health Services Facilities Improvement), Series B, 5.375%
                                                  due 2/15/2026 (e)                                                           1,028
                  AAA      Aaa       1,100        (Mental Health Services Facilities Improvement), Series D, 5.875%
                                                  due 2/15/2015 (e)                                                           1,235
                  AAA      Aaa       1,845        (Pace University), 6% due 7/01/2019 (f)                                     2,073
                  AAA      Aaa       3,500        (Pace University), 6% due 7/01/2029 (f)                                     3,886
                  AAA      NR*       1,750        (Saint Agnes Hospital), 5.40% due 2/15/2025 (f)                             1,811
                  AAA      Aaa       5,000        (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                       5,148
                  AAA      Aaa       1,400        (State University Educational Facilities), Series B, 5.75% due
                                                  5/15/2013 (e)                                                               1,586
                  AAA      Aaa       1,135        (Upstate Community Colleges), Series A, 6% due 7/01/2017 (e)                1,286
                  AAA      Aaa         190        (Upstate Community Colleges), Series A, 6% due 7/01/2018 (e)                  214
                  AAA      Aaa         270        (Upstate Community Colleges), Series A, 6% due 7/01/2019 (e)                  303
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Dormitory Authority, Revenue Refunding Bonds:
                  AAA      Aaa       3,700        (Bronx-Lebanon Hospital Center), Series E, 5.20% due 2/15/2013 (f)          3,949
                  AAA      NR*       3,250        (City University System--Consolidated), Series A, 5.625% due
                                                  7/01/2016 (e)                                                               3,690
                  AAA      NR*       1,865        (City University System), Series 1, 5.25% due 7/01/2014 (b)                 1,997
                  AAA      Aaa       2,500        (City University System), Series F, 5.50% due 7/01/2012 (b)                 2,658
                  NR*      A3        2,240        (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2015                 2,444
                  NR*      A3        3,040        (Lenox Hill Hospital Obligation Group), 5.50% due 7/01/2030                 3,143
                  AA       NR*       2,710        (Manhattan College), 5.50% due 7/01/2014                                    2,979
                  AA       NR*       3,085        (Manhattan College), 5.50% due 7/01/2016                                    3,343
                  A1+      VMIG1@    3,100        (Memorial Sloan-Kettering), VRDN, Series A, 3.05% due 7/01/2019 (h)         3,100
                  A1+      VMIG1@      300        (Memorial Sloan-Kettering), VRDN, Series B, 2.45% due 7/01/2019 (h)           300
                  AAA      Aaa       5,320        (Millard Fillmore Hospital Project), 5.375% due 2/01/2032 (a)(c)            5,455
                  AAA      Aaa       3,750        (New York Medical College), 4.75% due 7/01/2027 (f)                         3,621
                  AAA      Aaa       4,300        (New York University), Series A, 5.75% due 7/01/2012 (a)                    4,948
                  AAA      Aaa       1,000        (North Shore University Hospital), 5.50% due 11/01/2014 (f)                 1,130
                  AAA      Aaa       9,110        RITR, Class R, Series 2, 8.486% due 7/01/2011 (a)(d)                       12,350
                  AAA      Aaa       3,400        (Saint Charles Hospital and Rehabilitation Center), Series A, 5.625%
                                                  due 7/01/2012 (f)                                                           3,791
                  AAA      NR*          30        Series B, 5.50% due 2/15/2007 (f)(g)                                           34
                  AAA      NR*       4,520        Series B, 5.50% due 8/15/2017 (f)                                           4,812
                  AAA      Aaa       4,000        (State University Additional Facilities), Series C, 5.75% due
                                                  5/15/2017 (e)                                                               4,583
                  AAA      NR*       6,500        (State University Educational Facilities), 1989 Resources, 6% due
                                                  5/15/2012 (f)                                                               7,561
                  AAA      Aaa      10,000        (State University Educational Facilities), Series A, 5.875% due
                                                  5/15/2011 (b)                                                              11,574
                  -----------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings  Amount     Issue                                                                         Value
===================================================================================================================================
New York                                       New York State Energy Research and Development Authority, Facilities
(continued)                                    Revenue Refunding Bonds:
                  AAA      Aaa     $ 3,500        (Consolidated Edison Company of New York), Series A, 6.10%
                                                  due 8/15/2020 (f)                                                        $  3,842
                  AAA      NR*       6,250        DRIVERS, Series 176, 10.13% due 8/15/2020 (a)(d)                            7,634
                  -----------------------------------------------------------------------------------------------------------------
                  A1+      NR*       3,200     New York State Energy Research and Development Authority, PCR (Niagara
                                               Mohawk Power Corporation Project), VRDN, AMT, Series B, 2.55% due
                                               7/01/2027 (h)                                                                  3,200
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Energy Research and Development Authority, PCR, Refunding:
                  AAA      Aaa       6,000        (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)        6,286
                  NR*      P1          100        (Niagara Mohawk Power Corporation), VRDN, Series C, 3.05% due
                                                  12/01/2025 (h)                                                                100
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,285     New York State Energy Research and Development Authority, Solid
                                               Waste Disposal Revenue Bonds (New York State Electric and Gas Co.
                                               Project), AMT, Series A, 5.70% due 12/01/2028 (f)                              1,327
                  -----------------------------------------------------------------------------------------------------------------
                  AA+      Aaa      10,000     New York State Environmental Facilities Corporation, PCR, Refunding,
                                               State Water Revolving Fund (New York City Municipal Water), 5.75%
                                               due 6/15/2010                                                                 11,466
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       4,400     New York State Environmental Facilities Corporation, Water Facilities
                                               Revenue Refunding Bonds (Spring Valley Water Company), Series B,
                                               6.15% due 8/01/2024                                                            4,768
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State, HFA, Revenue Refunding Bonds, Series A:
                  AAA      Aaa       2,000        (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                                 2,130
                  AAA      Aaa       1,740        (Housing Mortgage Project), 6.10% due 11/01/2015 (e)                        1,859
                  AAA      Aaa       2,990        (Housing Mortgage Project), 6.125% due 11/01/2020 (e)                       3,185
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Medical Care Facilities, Finance Agency Revenue Bonds,
                                               Series A:
                  AAA      Aaa       1,000        (Mental Health Services), 6% due 2/15/2005 (f)(g)                           1,120
                  AAA      Aaa       6,800        (Montefiore Medical Center), 5.75% due 2/15/2025 (a)(c)                     7,143
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT:
                  AAA      NR*       2,805        Series 84, 5.90% due 4/01/2022 (f)                                          2,945
                  NR*      Aa1       1,990        Series 88, 6.25% due 4/01/2030                                              2,119
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency, Homeowner Mortgage Revenue
                                               Refunding Bonds:
                  AAA      Aaa       2,500        AMT, Series 54, 6.20% due 10/01/2026 (f)                                    2,637
                  NR*      Aa1         915        AMT, Series 58, 6.40% due 4/01/2027                                           976
                  AAA      Aaa       2,140        AMT, Series 67, 5.70% due 10/01/2017 (f)                                    2,250
                  AAA      Aaa       5,930        AMT, Series 67, 5.80% due 10/01/2028 (f)                                    6,202
                  AAA      Aaa       1,500        Series 59, 6.25% due 4/01/2027 (f)                                          1,605
                  NR*      Aa1       1,000        Series 61, 5.80% due 10/01/2017                                             1,056
                  AAA      NR*       2,100        Series 83, 5.55% due 10/01/2027 (f)                                         2,175
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency Revenue Bonds:
                  NR*      Aaa       3,500        AMT, Series 27, 5.80% due 10/01/2020                                        3,712
                  NR*      NR*       5,700        AMT, Series 27, 5.875% due 4/01/2030 (f)                                    6,040
                  NR*      Aaa       3,000        RIB, Series 302, 8.20% due 10/01/2017 (d)(f)                                3,456
                  NR*      Aaa       2,450        RIB, Series 303, 9.10% due 10/01/2014 (d)                                   2,716
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Mortgage Agency, Revenue Refunding Bonds, AMT:
                  AAA      NR*       3,990        RIB, Series 499x, 9.36% due 10/01/2028 (d)(f)                               4,356
                  NR*      Aa1       5,000        Series 82, 5.55% due 10/01/2019                                             5,153
                  AAA      Aaa       3,385        Series 82, 5.65% due 4/01/2030 (f)                                          3,509
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Thruway Authority, Highway and Bridge Trust Fund
                                               Revenue Bonds:
                  AAA      Aaa       4,000        Series A, 5.50% due 4/01/2012 (b)                                           4,515
                  AAA      Aaa       1,500        Series A, 5.90% due 4/01/2020 (e)                                           1,664
                  AAA      Aaa       5,000        Series B-1, 5.75% due 4/01/2013 (b)                                         5,658
                  AAA      Aaa       3,000        Series B-1, 5.75% due 4/01/2014 (b)                                         3,369
                  AAA      Aaa       1,500        Series C, 5.25% due 4/01/2014 (b)                                           1,598
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Thruway Authority, Service Contract Revenue Bonds
                                               (Local Highway and Bridge) (f):
                  AAA      Aaa       5,000        5.75% due 4/01/2015                                                         5,535
                  AAA      Aaa       2,000        Series A-2, 5.25% due 4/01/2013                                             2,146
                  AAA      Aaa       2,485        Series A-2, 5.25% due 4/01/2015                                             2,633
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       7,500     New York State Thruway Authority, Service Contract Revenue
                                               Refunding Bonds (Local Highway and Bridge), 6% due 4/01/2012 (f)               8,456
                  -----------------------------------------------------------------------------------------------------------------
                                               New York State Urban Development Corporation Revenue Bonds:
                  AAA      Aaa      12,465        (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025 (a)      12,811
                  AAA      Aaa       4,000        (Correctional Facilities Service Contract), Series B, 5.25% due
                                                  1/01/2015 (a)                                                               4,258
                  AAA      NR*       4,200        (Correctional Facilities Service Contract), Series D, 5.75% due
                                                  1/01/2017 (e)                                                               4,647
                  -----------------------------------------------------------------------------------------------------------------
                  BBB      Baa1     15,000     Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                               Refunding Bonds, AMT, Series B, 5.55% due 11/15/2024                          15,687
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,700     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                               Valley), Series A, 5.20% due 2/01/2013 (e)                                     1,814
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,800     Oneida-Herkimer, New York, Solid Waste Management Authority, Solid Waste
                                               Revenue Refunding Bonds, 5.50% due 4/01/2013 (e)                               1,992
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       6,250     Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                               116th Series, 4.375% due 10/01/2033 (b)                                        5,666
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      NR*       6,000     Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                               DRIVERS, AMT, Series 177, 9.10% due 10/15/2032 (d)(f)                          7,372
                  -----------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds (JFK International Air Terminal Project), AMT, Series 6 (f):
                  AAA      Aaa       3,000        6.25% due 12/01/2011                                                        3,554
                  AAA      Aaa      15,330        6.25% due 12/01/2015                                                       18,380
                  NR*      Aaa       4,990        RIB, Series 157, 9.24% due 12/01/2022 (d)                                   5,808
                  -----------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Refunding Bonds (Versatile Structure Obligation), VRDN (h):
                  A1+      VMIG1@    1,200        Series 3, 2.45% due 6/01/2020                                               1,200
                  A1+      VMIG1@      100        Series 5, 2.45% due 8/01/2024                                                 100
                  -----------------------------------------------------------------------------------------------------------------
                  NR*      Aaa       2,340     Rome, New York, City School District, GO, 5.50% due 6/15/2017 (e)              2,518
                  -----------------------------------------------------------------------------------------------------------------
                  NR*      Aaa       5,000     Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union
                                               College Project), Series A, 5.45% due 12/01/2029 (a)                           5,244
                  -----------------------------------------------------------------------------------------------------------------
                  AAAr     Aaa       6,595     Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                               Refunding Bonds, RITR, AMT, Class R, Series 1, 9.906% due
                                               10/01/2010 (a)(d)                                                              8,857
                  -----------------------------------------------------------------------------------------------------------------
                                               Triborough Bridge and Tunnel Authority, New York, General Purpose
                                               Revenue Refunding Bonds:
                  A+       Aa3       3,850        Series X, 6.625% due 1/01/2012 (i)                                          4,671
                  A+       Aa3       1,000        Series Y, 6% due 1/01/2012                                                  1,166
                  -----------------------------------------------------------------------------------------------------------------


                                    10 & 11

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings  Amount     Issue                                                                         Value
===================================================================================================================================
New York          AAA      Aaa     $ 3,500     Triborough Bridge and Tunnel Authority, New York, Special Obligation
(concluded)                                    Revenue Refunding Bonds, Series A, 4.75% due 1/01/2024 (f)                  $  3,401
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,795     Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                      2,015
===================================================================================================================================
Puerto Rico--0.8% AAA      Aaa       3,665     Puerto Rico Commonwealth, Aqueduct and Sewer Authority, Revenue
                                               Refunding Bonds, 6.25% due 7/01/2012 (f)                                       4,395
                  -----------------------------------------------------------------------------------------------------------------
                  AAA      Aaa       1,250     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                               Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                               9.648% due 7/01/2035 (d)(f)                                                    1,562
===================================================================================================================================
                  Total Investments (Cost--$753,755)--100.0%                                                                798,589

                  Variation Margin on Financial Futures Contracts**--0.0%                                                       257

                  Liabilities in Excess of Other Assets--0.0%                                                                   (56)
                                                                                                                           --------
                  Net Assets--100.0%                                                                                       $798,790
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2001.
(i) Security held as collateral in connection with open financial futures contracts.
 @    Highest short-term rating by Moody's Investors Services, Inc.
 *    Not Rated.
**    Financial futures contracts sold as of August 31, 2001 were as follows:

      --------------------------------------------------------------------------
      Number of                                Expiration
      Contracts          Issue                    Date                  Value
      --------------------------------------------------------------------------
         1,175      US Treasury Bonds         December 2001         $125,137,500
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$125,737,500)                          $125,137,500
                                                                    ============
      --------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2001
==================================================================================================================================
Assets:        Investments, at value (identified cost--$753,754,901) ..........................                       $798,588,964
               Cash ...........................................................................                             10,384
               Receivables:
                  Interest ....................................................................   $ 10,073,837
                  Securities sold .............................................................      7,077,507
                  Variation margin ............................................................        257,031          17,408,375
                                                                                                  ------------
               Prepaid expenses and other assets ..............................................                             94,904
                                                                                                                      ------------
               Total assets ...................................................................                        816,102,627
                                                                                                                      ------------
==================================================================================================================================
Liabilities:   Payables:
                  Securities purchased ........................................................                         16,499,697
                  Dividends to shareholders ...................................................                            342,864
                  Investment adviser ..........................................................                            318,544
                  Reorganization costs ........................................................                            151,275
                                                                                                                      ------------
               Total liabilities ..............................................................                         17,312,380
                                                                                                                      ------------
==================================================================================================================================
Net Assets:    Net assets .....................................................................                       $798,790,247
                                                                                                                      ============
==================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.10 per share (12,520 shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference) ................                       $313,000,000
                  Common Stock, par value $.10 per share (30,784,615 shares issued
                  and outstanding) ............................................................   $  3,078,462
               Paid-in capital in excess of par ...............................................    475,053,295
               Undistributed investment income--net ...........................................      2,696,268
               Accumulated realized capital losses on investments--net ........................    (40,471,841)
               Unrealized appreciation on investments--net ....................................     45,434,063
                                                                                                  ------------
               Total--Equivalent to $15.78 net asset value per share of Common Stock
               (market price--$14.37) .........................................................                        485,790,247
                                                                                                                      ------------
               Total capital ..................................................................                       $798,790,247
                                                                                                                      ============
==================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 2001
===============================================================================================================================
Investment           Interest and amortization of premium and discount earned .................                    $ 37,166,928
Income:
===============================================================================================================================
Expenses:            Investment advisory fees .................................................   $ 3,982,601
                     Commission fees ..........................................................       746,076
                     Reorganization expenses ..................................................       319,493
                     Accounting services ......................................................       180,991
                     Transfer agent fees ......................................................       106,719
                     Professional fees ........................................................        97,763
                     Custodian fees ...........................................................        54,039
                     Printing and shareholder reports .........................................        38,652
                     Pricing fees .............................................................        34,886
                     Directors' fees and expenses .............................................        28,847
                     Listing fees .............................................................        24,339
                     Other ....................................................................        33,325
                                                                                                  -----------
                     Total expenses before reimbursement ......................................     5,647,731
                     Reimbursement of expenses ................................................      (425,159)
                                                                                                  -----------
                     Total expenses after reimbursement .......................................                       5,222,572
                                                                                                                   ------------
                     Investment income--net ...................................................                      31,944,356
                                                                                                                   ------------
===============================================================================================================================
Realized &           Realized gain on investments--net ........................................                       2,035,450
Unrealized Gain      Change in unrealized appreciation/depreciation on investments--net .......                      42,927,757
On Investments--Net                                                                                                ------------
                     Net Increase in Net Assets Resulting from Operations .....................                    $ 76,907,563
                                                                                                                   ============
===============================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
                                                                                                            August 31,
                                                                                                  -----------------------------
                     Increase (Decrease) in Net Assets:                                               2001             2000
===============================================================================================================================
Operations:          Investment income--net ....................................................  $ 31,944,356     $ 20,602,305
                     Realized gain (loss) on investments--net ..................................     2,035,450      (18,802,194)
                     Change in unrealized appreciation/depreciation on investments--net ........    42,927,757       40,860,880
                                                                                                  ------------     ------------
                     Net increase in net assets resulting from operations ......................    76,907,563       42,660,991
                                                                                                  ------------     ------------
===============================================================================================================================
Dividends to         Investment income--net:
Shareholders:           Common Stock ...........................................................   (22,009,563)     (13,207,063)
                        Preferred Stock ........................................................    (9,502,250)      (6,955,753)
                                                                                                  ------------     ------------
                     Net decrease in net assets resulting from dividends to shareholders .......   (31,511,813)     (20,162,816)
                                                                                                  ------------     ------------
===============================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock resulting from reorganization ......    63,935,064      215,297,971
Transactions:        Proceeds from issuance of Preferred Stock resulting from reorganization ...    39,000,000      179,000,000
                     Write-off of offering costs resulting from the issuance of Common Stock ...        47,883               --
                     Write-off of offering costs resulting from the issuance of Preferred Stock         20,373               --
                                                                                                  ------------     ------------
                     Net increase in net assets derived from capital stock transactions ........   103,003,320      394,297,971
                                                                                                  ------------     ------------
===============================================================================================================================
Net Assets:          Total increase in net assets ..............................................   148,399,070      416,796,146
                     Beginning of year .........................................................   650,391,177      233,595,031
                                                                                                  ------------     ------------
                     End of year* ..............................................................  $798,790,247     $650,391,177
                                                                                                  ============     ============
===============================================================================================================================
                   * Undistributed investment income--net ......................................  $  2,696,268     $  1,944,232
                                                                                                  ============     ============
===============================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived                                    For the Period
                     from information provided in the financial statements.               For the Year Ended      Sept. 19, 1997+
                                                                                              August 31,           to August 31,
                                                                                   -------------------------------
                     Increase (Decrease) in Net Asset Value:                         2001        2000        1999       1998
==============================================================================================================================
Per Share            Net asset value, beginning of period .......................  $  14.19    $  14.16    $  16.07   $  15.00
Operating                                                                          --------    --------    --------   --------
Performance:         Investment income--net .....................................      1.12@       1.13        1.16       1.13
                     Realized and unrealized gain (loss) on investments--net ....      1.52         .08       (1.75)      1.11
                                                                                   --------    --------    --------   --------
                     Total from investment operations ...........................      2.64        1.21        (.59)      2.24
                                                                                   --------    --------    --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                        Investment income--net ..................................      (.78)       (.81)       (.86)      (.75)
                        Realized gain on investments--net .......................        --          --        (.05)        --
                        In excess of realized capital gains on investments--net .        --          --        (.09)        --
                                                                                   --------    --------    --------   --------
                     Total dividends and distributions to Common Stock
                     shareholders ...............................................      (.78)       (.81)      (1.00)      (.75)
                                                                                   --------    --------    --------   --------
                     Capital write-off (charge) resulting from issuance of
                     Common Stock ...............................................        --@@        --          --       (.03)
                                                                                   --------    --------    --------   --------
                     Effect of Preferred Stock activity:
                        Dividends and distributions to Preferred Stock
                        shareholders:
                           Investment income--net ...............................      (.27)       (.37)       (.27)      (.30)
                           Realized gain on investments--net ....................        --          --        (.02)        --
                           In excess of realized capital gains on
                           investments--net .....................................        --          --        (.03)        --
                     Capital write-off (charge) resulting from issuance of
                     Preferred Stock ............................................        --@@        --          --       (.09)
                                                                                   --------    --------    --------   --------
                     Total effect of Preferred Stock activity ...................      (.27)       (.37)       (.32)      (.39)
                                                                                   --------    --------    --------   --------
                     Net asset value, end of period .............................  $  15.78    $  14.19    $  14.16   $  16.07
                                                                                   ========    ========    ========   ========
                     Market price per share, end of period ......................  $  14.37    $ 12.625    $  14.00   $15.3125
                                                                                   ========    ========    ========   ========
==============================================================================================================================
Total Investment     Based on market price per share ............................    20.75%      (3.58%)     (2.37%)     7.21%@@@
Return:**                                                                          ========    ========    ========   ========
                     Based on net asset value per share .........................    17.97%       7.14%      (5.91%)    12.52%@@@
                                                                                   ========    ========    ========   ========
==============================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Average Net Assets   reorganization expenses*** .................................     1.14%       1.17%       1.13%       .80%*
Of Common Stock:                                                                   ========    ========    ========   ========
                     Total expenses, excluding reorganization expenses*** .......     1.24%       1.29%       1.19%      1.19%*
                                                                                   ========    ========    ========   ========
                     Total expenses*** ..........................................     1.32%       1.46%       1.19%      1.19%*
                                                                                   ========    ========    ========   ========
                     Total investment income--net*** ............................     7.46%       8.58%       7.43%      7.65%*
                                                                                   ========    ========    ========   ========
                     Amount of dividends to Preferred Stock shareholders ........     2.22%       2.90%       1.71%      2.06%*
                                                                                   ========    ========    ========   ========
                     Investment income--net, to Common Stock shareholders .......     5.24%       5.68%       5.72%      5.59%*
                                                                                   ========    ========    ========   ========
==============================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding
Total Average Net    reorganization expenses ....................................      .68%        .67%        .70%       .50%*
Assets:***+++                                                                      ========    ========    ========   ========
                     Total expenses, excluding reorganization expenses ..........      .74%        .74%        .74%       .75%*
                                                                                   ========    ========    ========   ========
                     Total expenses .............................................      .78%        .83%        .74%       .75%*
                                                                                   ========    ========    ========   ========
                     Total investment income--net ...............................     4.41%       4.87%       4.59%      4.81%*
                                                                                   ========    ========    ========   ========
==============================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..................     3.21%       3.80%       2.77%      3.48%*
Average Net Assets                                                                 ========    ========    ========   ========
Of Preferred Stock:
==============================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period
                     (in thousands) .............................................  $485,790    $376,391    $138,595   $157,321
                                                                                   ========    ========    ========   ========
                     Preferred Stock outstanding, end of period (in thousands) ..  $313,000    $274,000    $ 95,000   $ 95,000
                                                                                   ========    ========    ========   ========
                     Portfolio turnover .........................................    94.03%      85.08%      34.48%     52.91%
                                                                                   ========    ========    ========   ========
==============================================================================================================================
Leverage:            Asset coverage per $1,000 ..................................  $  2,552    $  2,374    $  2,459   $  2,656
                                                                                   ========    ========    ========   ========
==============================================================================================================================
Dividends            Series A--Investment income--net ...........................  $    765    $    890    $    703   $    796
Per Share on                                                                       ========    ========    ========   ========
Preferred Stock      Series B--Investment income--net ...........................  $    784    $    909    $    684   $    769
Outstanding:++                                                                     ========    ========    ========   ========
                     Series C--Investment income--net ...........................  $    843    $    503          --         --
                                                                                   ========    ========    ========   ========
                     Series D--Investment income--net ...........................  $    842    $    495          --         --
                                                                                   ========    ========    ========   ========
                     Series E--Investment income--net ...........................  $    818    $    481          --         --
                                                                                   ========    ========    ========   ========
==============================================================================================================================

    *  Annualized.
   ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
   *** Do not reflect the effect of dividends to Preferred Stock shareholders.
     + Commencement of operations.
    ++ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and
       B and March 6, 2000 for Series C, D and E.
   +++ Includes Common and Preferred Stock average net assets.
     @ Based on average shares outstanding.
    @@ Amount is less than $.01 per share.
   @@@ Aggregate total investment return.

See Notes to Financial Statements.


                                    16 & 17

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $81,327 increase to the cost of securities and a corresponding $81,327 decrease to net unrealized appreciation, based on debt securities held as of August 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--During the year ended August 31, 2001, overestimated offering expenses resulting from the initial issuance of Common Stock and Preferred Stock were written off to paid-in capital in excess of par.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $319,493 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $877 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 2001, FAM earned fees of $3,982,601, of which $425,159 was waived.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended August 31, 2001, the Fund reimbursed FAM an aggregate of $50,025 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $687,228,206 and $635,126,622, respectively.

Net realized gains (losses) for the year ended August 31, 2001 and net unrealized gains as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments .......................   $  5,855,469        $44,834,063
Financial futures contracts .................     (3,820,019)           600,000
                                                ------------        -----------
Total .......................................   $  2,035,450        $45,434,063
                                                ============        ===========
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $44,834,063, all of which related to appreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $753,754,901.


                                    18 & 19

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended August 31, 2001 and August 31, 2000 increased by 4,253,368 and 16,744,141, respectively, as a result of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2001 were as follows: Series A, 2.22%; Series B, 2.02%; Series C, 2.32%; Series D, 2.32% and Series E, 2.17%.

Shares issued and outstanding during the years ended August 31, 2001 and August 31, 2000 increased by 1,560 and 7,160, respectively, as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $287,719 as commissions.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $35,343,000, of which $3,027,000 expires in 2006, $11,751,000 expires in 2007, $3,509,000 expires in 2008 and $17,056,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 5, 2001, the Fund acquired all of the net assets of MuniHoldings New York Insured Fund IV, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,174,097 Common Stock shares and 1,560 shares of AMPS MuniHoldings New York Insured Fund IV, Inc. for 4,253,368 Common Stock shares and 1,560 shares of AMPS of the Fund. MuniHoldings New York Insured Fund IV, Inc.'s net assets on that date of $102,935,064, including $4,917,326 of unrealized appreciation and $3,025,576 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $775,742,820.

7. Subsequent Event:

On September 6, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072247 per share, payable on September 27, 2001 to shareholders of record as of September 18, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc., as of August 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended; and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2001


                                    20 & 21

                       MuniHoldings New York Insured Fund, Inc., August 31, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during its taxable year ended August 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...................................................              88.9%
AA/Aa.....................................................               4.3
A/A.......................................................               2.5
BBB/Baa...................................................               2.0
Other+....................................................               1.5
NR (Not Rated)............................................               0.8
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and, New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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